DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 12/31/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 1/31/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 1/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

12/1/2016 to 12/31/2016 Month 12-16

CASH FLOW SUMMARY 11/30/2016		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$	77,329	18,710,956	26,516	-	100	0	100	2,649	882	631	499,044	-	-	-	19,318,207
2. Cash Receipts																
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	-	-	-	-	-	-	-	3,000	3,000	-	-	-	-	6,000 [2]
Miscellaneous		-	124	-	-	-	-	-	59,331	-	-	-	-	-	-	59,455
Total Cash Receipts	$	0	124	0	-	0	0	0	59,331	3,000	3,000	-	-	-	-	65,455
3. Cash Disbursements																
Operations		(791)	(10,097)	(10,266)	-	-	-	-	-	(2,625)	(2,625)	-	-	-	-	(26,404)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(869)	(188,029)	-	-	-	-	-	-	-	-	-	-	-	-	(188,898)
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		-	(6,000)	-	-	-	-	-	-	-	-	-	-	-	-	(6,000) [2]
Total Cash Disbursements	$	(1,659)	(204,126)	(10,266)	-	0	0	0	0	(2,625)	(2,625)	0	-	-	-	(221,301)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(1,659)	(204,002)	(10,266)	-	-	0	-	59,331	375	375	0	-	-	-	(155,846)
5 **Ending Cash Balance (to Form 2-C)**	$	75,670	18,506,954	16,249	-	100	0	100	61,980	1,257	1,006	499,044	-	-	-	19,162,361

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Dec-16
MDW Corp	TD Canada Trust (CAD)	$ 75,670 [4]
Midway Gold US	Wells Fargo N.A.	18,506,954
Midway Services Company	Wells Fargo N.A.	16,249
Nevada Talon	Wells Fargo N.A.	1,006
Realty	Wells Fargo N.A.	499,044
RR Exploration	Wells Fargo N.A.	1,257
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	61,980
		$ 19,162,924 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $17,963.13
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

Rev. 1/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 12/31/2016

CASH FLOW SUMMARY 11/30/2016		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014	[1]
2. Cash Receipts																	
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167	
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,362,182	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		484,818	5,896,588	4,910,000	-	5,019,208	404,872	715,208	715,000	148,500	56,000	6,500	-	-	-	18,356,695	[2]
Miscellaneous		62,847	900,428	76,150	-	-	679,419	-	61,511	-	-	-	-	-	-	1,780,355	
Total Cash Receipts	$	547,665	36,658,466	4,986,150	-	5,019,208	23,039,458	715,208	776,511	148,500	56,000	507,232	-	-	-	72,454,399	
3. Cash Disbursements																	
Operations		(302,147)	(3,130,313)	(5,024,963)	-	(208)	(10,665,537)	(208)	(695,381)	(149,375)	(53,287)	(9,168)	-	-	-	(20,030,587)	
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)	
Professional fees/U.S. Trustee fees		(234,833)	(8,027,129)	(29,575)	-	-	(1,478,367)	-	(22,644)	(2,600)	(2,625)	(1,950)	-	-	-	(9,799,724)	
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)	
Intercompany Transfer		(195,288)	(7,008,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,361,950)	[2]
Total Cash Disbursements	$	(752,442)	(18,166,023)	(5,054,538)	-	(5,019,208)	(23,458,601)	(715,208)	(718,025)	(151,976)	(55,912)	(11,118)	-	-	-	(54,103,052)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(204,777)	18,492,443	(68,388)	-	-	(419,143)	-	58,486	(3,476)	88	496,114	-	-	-	18,351,347	
5 Ending Cash Balance (to Form 2-C)	$	75,670	18,506,954	16,249	-	100	0	100	61,980	1,257	1,006	499,044	-	-	-	19,162,361	

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-Dec-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 75,670 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	18,506,954	14,511
Midway Services Company	Wells Fargo N.A.	16,249	84,638
Nevada Talon	Wells Fargo N.A.	1,006	919
Realty	Wells Fargo N.A.	499,044	2,930
RR Exploration	Wells Fargo N.A.	1,257	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	61,980	3,494
		$ 19,162,924 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $17,963.13
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

12/1/2016 to 12/31/2016 Month 12-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(204,126)	(6,000)	(198,126)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(1,659)	-	(1,659)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(2,625)	-	(2,625)
15-16840	Midway Services Co.	One Wells Fargo	(10,266)	-	(10,266)
15-16841	Nevada Talon, LLC	One Wells Fargo	(2,625)	-	(2,625)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(221,301)**	**(6,000)**	**(215,301)**

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2016 to 12/31/2016

CASH RECEIPTS DETAIL Account No: Includes all debtor accounts
(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
12/31/2016	Wells Fargo	2	Miscellaneous	123.89
12/15/2016	Wells Fargo	5	Intercompany Transfer	3,000.00
12/15/2016	Wells Fargo	10	Intercompany Transfer	3,000.00
12/14/2016	Deposit BLM	20	Miscellaneous	37,514.24
12/30/2016	Refund from DOI	20	Miscellaneous	21,816.79

Total Sales	$	0.00
Total Intercompany Transfers	$	6,000.00
Total Sale of Assets	$	0.00
Total Miscellaneous	$	59,454.92
Total Cash Receipts	$	65,454.92 [1]

Rev. 1/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2016 to 12/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	12/9/2016	956	DLA Piper Canada	$	-266.43
21	12/16/2016	957	Computershare	$	-777.48
21	12/22/2016	958	Borden Ladner Gervais	$	-602.13
21	12/31/2016	11001	Dec Bank Activity	$	-13.10
2	12/2/2016		Squire Patton Boggs	$	-59,375.62
2	12/2/2016		FTI Consulting	$	-14,297.62
2	12/2/2016		Sender Wasserman	$	-10,062.75
2	12/2/2016	6395	Barbarich Property Management	$	-175.00
2	12/2/2016	6396	NV Energy	$	-130.40
2	12/2/2016	145328	ISC dba Venture Tech	$	-7,010.42
2	12/2/2016	145329	Teresa Gustine	$	-350.00
2	12/9/2016	6397	Tonopah Public Utilities	$	-37.15
2	12/9/2016	145331	Teresa Gustine	$	-450.00
2	12/15/2016	transfer	Co. 2 to Co. 5	$	-3,000.00
2	12/15/2016	transfer	Co. 2 to Co. 16	$	-3,000.00
2	12/12/2016		November Fees	$	-865.89
2	12/16/2016	6398	Nye County Recorder	$	-90.91
2	12/16/2016	145332	EPIQ Systems	$	-3,568.31
2	12/16/2016	145333	Teresa Gustine	$	-375.00
2	12/22/2016	6399	Tab Products CO LLC	$	-61.56
2	12/22/2016	145334	Teresa Gustine	$	-439.99
2	12/23/2016		Squire Patton Boggs LLP	$	-72,536.90
2	12/23/2016		FTI Consulting	$	-9,115.79
2	12/23/2016		Sender Wasserman	$	-7,841.25
2	12/23/2016		Cooley	$	-11,230.93
2	12/28/2016	160072	Pitney Bowes	$	-110.25
5	12/16/2016	1070	Keystate Corporate Management	$	-2,500.00
5	12/16/2016	1070	Keystate Corporate Management	$	-125.00
10	12/16/2016	3444	Keystate Corporate Management	$	-2,500.00
10	12/16/2016	3444	Keystate Corporate Management	$	-125.00
16	12/1/2016		Principal	$	-423.08
16	12/2/2016		Vision Services Plan	$	-23.79
16	12/6/2016		Paycom	$	-4,277.88
16	12/13/2016		Rocky Mountain Reserve	$	-38.46
16	12/13/2016		Principal	$	-423.08
16	12/20/2016		Paycom	$	-4,562.33
16	12/20/2016		Rocky Mountain Reserve	$	-56.25

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 12/1/2016 to 12/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
16	12/28/2016		Principal	$	-423.08
16	12/29/2016		Rocky Mountain Reserve	$	-38.50
			Total Cash Disbursements	$	**-221,301.33** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1 Rev. 1/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 12/31/2016

		CONSOLIDATED December 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		19,162,924	811,577
Accounts Receivable		73,989	201,443
Inventory		0	20,105,452
Prepaid		1,364,897	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		20,608,107	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		20,988	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		70,222	98,248
Total Long Term Assets		91,627	154,595,113
Total Assets		20,699,734	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,495,233)	(21,646,032)
Accounts Payable - Post-Petition		(57,591)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,389,486)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,389,551)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		143,565,644	25,463,917
Accumulated Deficit		131,265,576	98,804,366
Total Shareholder's Equity		107,642,884	(42,920,053)
Liability and Equity		(20,699,734)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 1/31/2017

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 12/1/2016 to 12/31/2016

	CONSOLIDATED December 2016 Actual		CONSOLIDATED December 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	(6,187)		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	(6,187)		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	14,020		2,940,216
Depreciation - CGA	2,843		269,763
Interest and bank charges	896		21,670
Legal, audit and accounting	(7,803)		4,476,990
Office & administrative	(6,946)		1,314,076
Salaries and benefits	37,082		2,015,483
Transfer agent and filing fees	6,417		62,446
Travel	0		11,746
Investor relations	0		67,259
Total General & Administrative	46,509		11,179,648
Total Operating Costs	40,322		173,881,300
Foreign exchange (gain) loss	9		748
Other income	0		1,477,468
(Gain) loss on disposal of PP&E	0		(10,446,675)
Interest and investment income	(141)		(1,733)
Total Other (Income) Expense	(132)		(8,970,192)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	40,190		146,786,637
Income tax recovery	0		0
Net Income	40,190		146,786,637

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 12/1/2016 to 12/31/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$528	$1,083	$1,083	$528
Employee FICA taxes withheld	231	404	404	231
Employer FICA taxes	231	396	396	231
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$990

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	2/1/2017	2/1/2017
General liability	Federal INS	1,000,000	2/1/2017	2/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	2/1/2017	2/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	2/1/2017	2/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 12/1/2016 to 12/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	9,287				9,287
Total	$ 73,989	$ -	$ -	$ -	$ 73,989

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 38,015	$ 45,650	$ 6,389	$ 23,910	$ 113,964
Other Payables	76,091				76,091
Total	$ 114,105	$ 45,650	$ 6,389	$ 23,910	$ 190,055

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (77,297)	$ (131,913)	7/17/2015	$ (22,619)
Debtor Local Counsel - S&W	25,000	(3,529)	(17,904)	7/16/2015	21,471
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(28,638)	(23,413)	7/24/2015	68,766
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(51,751)	(11,231)	8/14/2015	(51,751)
UCC Financial Advisor - Gavin Solmonese	-	(1,136)	-	8/19/2015	(1,136)
Epiq	10,947	(1,105)	(3,568)	7/23/2015	9,842
Total	$ 278,225	$ (163,456)	$ (188,029)		$ 114,769

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 23,413

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month		Year 12/31/2016		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1-16	2016	$	13,018				
February	2-16	2016		98,053				
March	3-16	2016		12,254				
	TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	4-16	2016	$	5,419				
May	5-16	2016		27,487				
June	6-16	2016		6,095				
	TOTAL 2nd Quarter		$	39,001.10	$	650	6330	7/22/2016
July	7-16	2016	$	12,607				
August	8-16	2016		6,649				
September	9-16	2016		3,374				
	TOTAL 3rd Quarter		$	22,629.66	$	650	6387	10/24/2016
October	10-16	2016	$	2,860				
November	11-16	2016		12,697				
December	12-16	2016		1,659		650		
	TOTAL 4th Quarter		$	17,216.40	$	650		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.....................	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 | CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month		Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-16	2016	$	864,206			
February	2-16	2016		645,479			
March	3-16	2016		961,725			
	TOTAL 1st Quarter $			2,471,409.25 $	9,750	6270	4/29/2016
April	4-16	2016	$	695,708			
May	5-16	2016		1,129,571			
June	6-16	2016		773,316			
	TOTAL 2nd Quarter $			2,598,595.23 $	9,750	6336	7/22/2016
July	7-16	2016	$	892,469			
August	8-16	2016		307,719			
September	9-16	2016		795,225			
	TOTAL 3rd Quarter $			1,995,412.89 $	6,500	6386	10/24/2016
October	10-16	2016	$	227,054			
November	11-16	2016		336,512			
December	12-16	2016		198,126	4,875		
	TOTAL 4th Quarter $			761,691.09 $	4,875		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month		Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-16	2016	$ 330,290			
February	2-16	2016	277,525			
March	3-16	2016	410,341			
	TOTAL 1st Quarter		$ 1,018,155.30	$ 6,500	1082	4/29/2016
April	4-16	2016	$ 279,848			
May	5-16	2016	657,219			
June	6-16	2016	111,941			
	TOTAL 2nd Quarter		$ 1,049,008.57	$ 6,500	1089	7/22/2016
July	7-16	2016	$ 68,940			
August	8-16	2016	88,060			
September	9-16	2016	44,775			
	TOTAL 3rd Quarter		$ 201,775.31	$ 1,625	1092	10/24/2016
October	10-16	2016	$ 46,667			
November	11-16	2016	62,716			
December	12-16	2016	10,266	975		
	TOTAL 4th Quarter		$ 119,649.59	$ 975		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.................	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$ 0			
February	2- 2016	0			
March	3- 2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6271	4/29/2016
April	4- 2016	$ 0			
May	5- 2016	0			
June	6- 2016	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6337	7/22/2016
July	7- 2016	$ 0			
August	8- 2016	0			
September	9- 2016	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	6381	10/24/2016
October	10 2016	$ 0			
November	11 2016	0			
December	12 2016	0	325		
TOTAL 4th Quarter		$ 0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016 $	0			
February	2- 2016	0			
March	3- 2016	0			
TOTAL 1st Quarter $		0.00 $	325	2848	4/29/2016
April	4- 2016 $	208			
May	5- 2016	0			
June	6- 2016	0			
TOTAL 2nd Quarter $		208.45 $	325	6332	7/22/2016
July	7- 2016 $	0			
August	8- 2016	0			
September	9- 2016	0			
TOTAL 3rd Quarter $		0.00 $	325	6385	10/24/2016
October	10 2016 $	0			
November	11 2016	0			
December	12 2016	0	325		
TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$	1,187,170			
February	2- 2016		997,332			
March	3- 2016		912,734			
TOTAL 1st Quarter		$	3,097,236.26	$ 10,400	2847	4/29/2016
April	4- 2016	$	740,659			
May	5- 2016		495,864			
June	6- 2016		151,815			
TOTAL 2nd Quarter		$	1,388,337.56	$ 6,500	6335	7/22/2016
July	7- 2016	$	59,726			
August	8- 2016		5,729,423			
September	9- 2016		4,895			
TOTAL 3rd Quarter		$	5,794,043.79	$ 13,000	6382	10/24/2016
October	10 2016	$	134,451			
November	11 2016		38,394			
December	12 2016		0	1,625		
TOTAL 4th Quarter		$	172,844.93	$ 1,625		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$ 0			
February	2- 2016	0			
March	3- 2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	1088	4/29/2016
April	4- 2016	$ 208			
May	5- 2016	0			
June	6- 2016	0			
TOTAL 2nd Quarter		$ 208.45	$ 325	1093	7/22/2016
July	7- 2016	$ 0			
August	8- 2016	0			
September	9- 2016	0			
TOTAL 3rd Quarter		$ 0.00	$ 325	1097	10/24/2016
October	10 2016	$ 0			
November	11 2016	0			
December	12 2016	0	325		
TOTAL 4th Quarter		$ 0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP CASE NO: 15-16844
20

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$	285,991			
February	2- 2016		25,307			
March	3- 2016		14,947			
TOTAL 1st Quarter		$	326,244.36	$ 4,875	1087	4/29/2016
April	4- 2016	$	7,885			
May	5- 2016		3,439			
June	6- 2016		99			
TOTAL 2nd Quarter		$	11,422.40	$ 325	1094	7/22/2016
July	7- 2016	$	650			
August	8- 2016		0			
September	9- 2016		927			
TOTAL 3rd Quarter		$	1,577.00	$ 325	1098	10/24/2016
October	10 2016	$	651			
November	11 2016		0			
December	12 2016		0	325		
TOTAL 4th Quarter		$	651.11	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 | CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$	642				
February	2- 2016		0				
March	3- 2016		1,525				
TOTAL 1st Quarter		$	2,167.40	$	325	3436	4/29/2016
April	4- 2016	$	675				
May	5- 2016		0				
June	6- 2016		1,375				
TOTAL 2nd Quarter		$	2,050.00	$	325	3438	7/22/2016
July	7- 2016	$	325				
August	8- 2016		26				
September	9- 2016		1,400				
TOTAL 3rd Quarter		$	1,751.28	$	325	3443	10/24/2016
October	10 2016	$	325				
November	11 2016		0				
December	12 2016		2,625		325		
TOTAL 4th Quarter		$	2,950.34	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5

CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$	670			
February	2- 2016		0			
March	3- 2016		150			
TOTAL 1st Quarter		$	819.74 $	325	1063	4/29/2016
April	4- 2016	$	499			
May	5- 2016		0			
June	6- 2016		1,375			
TOTAL 2nd Quarter		$	1,874.00 $	325	1066	7/22/2016
July	7- 2016	$	675			
August	8- 2016		0			
September	9- 2016		1,375			
TOTAL 3rd Quarter		$	2,050.00 $	325	1069	10/24/2016
October	10 2016	$	325			
November	11 2016		0			
December	12 2016		2,625	325		
TOTAL 4th Quarter		$	2,950.26 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 12/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$ 881			
February	2- 2016	789			
March	3- 2016	167			
TOTAL 1st Quarter		$ 1,837.03	$ 325	2112	4/29/2016
April	4- 2016	$ 699			
May	5- 2016	156			
June	6- 2016	77			
TOTAL 2nd Quarter		$ 931.96	$ 325	2114	7/22/2016
July	7- 2016	$ 402			
August	8- 2016	353			
September	9- 2016	25			
TOTAL 3rd Quarter		$ 780.32	$ 325	2116	10/24/2016
October	10 2016	$ 325			
November	11 2016	0			
December	12 2016	0	325		
TOTAL 4th Quarter		$ 325.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016	$	0			
February	2- 2016		0			
March	3- 2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6272	4/29/2016
April	4- 2016	$	0			
May	5- 2016		0			
June	6- 2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6333	7/22/2016
July	7- 2016	$	325			
August	8- 2016		0			
September	9- 2016		0			
TOTAL 3rd Quarter		$	325.00	$ 325	6380	10/24/2016
October	10 2016	$	0			
November	11 2016		0			
December	12 2016		0	325		
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2016 $	0			
February	2-' 2016	0			
March	3-' 2016	0			
TOTAL 1st Quarter $		0.00 $	325	6273	4/29/2016
April	4-' 2016 $	0			
May	5-' 2016	0			
June	6-' 2016	0			
TOTAL 2nd Quarter $		0.00 $	325	6334	7/22/2016
July	7-' 2016 $	0			
August	8-' 2016	0			
September	9-' 2016	0			
TOTAL 3rd Quarter $		0.00 $	325	6384	10/24/2016
October	10 2016 $	0			
November	11 2016	0			
December	12 2016	0	325		
TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 12/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1- 2016 $	0			
February	2- 2016	0			
March	3- 2016	0			
TOTAL 1st Quarter $		0.00 $	325	6274	4/29/2016
April	4- 2016 $	0			
May	5- 2016	0			
June	6- 2016	0			
TOTAL 2nd Quarter $		0.00 $	325	6331	7/22/2016
July	7- 2016 $	0			
August	8- 2016	0			
September	9- 2016	0			
TOTAL 3rd Quarter $		0.00 $	325	6383	10/24/2016
October	10 2016 $	0			
November	11 2016	0			
December	12 2016	0	325		
TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999........................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G
NARRATIVE
For Period Ending: 12/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of December 1, 2016 through December 31, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

<u>Administrative Case</u>

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

Debtors continued to make efforts to liquidate their remaining assets.

<u>Adversary Proceeding</u>

In the adversary proceeding styled, *EPC Services Company v. Midway Gold US Inc., et al.*, adversary proceeding number 16-1172 MER, Jacobs Field Services North America, Inc. and Commonwealth Bank of Australia have submitted briefs in connection with Commonwealth Bank of Australia's motion to dismiss certain claims. As of December 31, 2016, the motion to dismiss was pending before the Court. Resolution of these matters may impact Debtors' current proposed plan of liquidation.

TD Canada Trust

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_5613444_007 E U 09656 00122

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	NOV 30/16 - DEC 30/16
9656	[redacted]		Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			NOV30	37,142.76
CHQ#00954-2300325360	1,015.22		DEC01	
CIPS CREDIT INTEREST		21.73	DEC01	36,149.27
CHQ#00955-2300468205	486.65		DEC05	35,662.62
CHQ#00000-0500293188	15,479.64		DEC06	20,182.98
IWPN CHARGES	5.00		DEC21	
CMS-BR/PT FEES	30.00		DEC21	20,147.98
CHQ#00956-2300045660	353.92		DEC22	19,794.06
SERVICE CHARGE	5.00		DEC30	19,789.06

4 CHQS ENCLOSED NEXT STATEMENT DATE IS JAN 31/17
MONTHLY AVER. CR. BAL. $22,615.58
MONTHLY MIN. BAL. $19,789.06
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	21.73
Debits	7	17,375.43

-
-
-

JMO095-4697-000243-00122-0001-0001-00

552208 (0120111)

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$13,848,889.43	$0.00	-$204,192.16	$13,644,697.27

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/02	10,062.75	WT Fed#07441 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16120117132459 Trn#161202070936 Rfb# 000000752
	12/02	14,297.62	WT Fed#07440 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16120117115175 Trn#161202070934 Rfb# 000000750
	12/02	59,375.62	WT Fed#07446 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16120117123994 Trn#161202070939 Rfb# 000000751
	12/02	7,360.42	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/08	450.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/12	865.89	Client Analysis Srvc Chrg 161209 Svc Chge 1116 000006198288265
	12/15	3,000.00	Online Transfer Ref #Bb033Ph8Gn to 6198288489 on 12/15/2016 0642 PM
	12/15	3,000.00	Online Transfer Ref #Bb033Ph8Xn to 7271001724 on 12/15/2016 0643 PM
	12/16	375.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/19	3,568.31	WT Fed#00458 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16121519444651 Trn#161216000592 Rfb# 000000754
	12/22	439.99	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	12/23	72,536.90	WT Fed#00782 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16122119075801 Trn#161222001111 Rfb# 000000756
	12/23	9,115.79	WT Fed#00741 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16122119084953 Trn#161222001115 Rfb# 000000757
	12/23	7,841.25	WT Fed#00745 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16122119095103 Trn#161222001116 Rfb# 000000758
	12/23	11,230.93	WT Seq#01114 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16122119103228 Trn#161222001114 Rfb# 000000759
	12/29	33.60	Pitney Bowes Pitney2 161228 0016953377 Midway Gold US Inc N/A

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/29	33.60	Pitney Bowes Pitney2 161228 0016953159 Midway Gold US Inc N/A
	12/29	43.05	Pitney Bowes Pitney2 161228 0016953159 Midway Gold US Inc N/A
		$203,630.72	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	175.00	12/12		90.91	12/28	6393 *	61.56	12/02
	37.15	12/20	6391	66.42	12/01	6396 *	130.40	12/07

$561.44 **Total checks paid**

* *Gap in check sequence.*

$204,192.16 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	13,848,889.43	12/12	13,756,043.75	12/22	13,745,623.30
12/01	13,848,823.01	12/15	13,750,043.75	12/23	13,644,898.43
12/02	13,757,665.04	12/16	13,749,668.75	12/28	13,644,807.52
12/07	13,757,534.64	12/19	13,746,100.44	12/29	13,644,697.27
12/08	13,757,084.64	12/20	13,746,063.29		

Average daily ledger balance **$13,725,078.85**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

036191 1 AV 0.376 1307859

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted

1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

DCRE11UTGC 036191 NNNNNNNNN NNN NNN 001 002 163 163963 20288270.3

Your Business and Wells Fargo

Get a clear look at the business financing process to decide if and when business credit is right for you. Visit wellsfargoworks.com/credit to find out more.

Credit decisions subject to credit qualification.

Activity summary

Beginning balance on 12/1	$4,862,194.56
Deposits/Credits	123.89
Withdrawals/Debits	- 0.00
Ending balance on 12/31	**$4,862,318.45**
Average ledger balance this period	$4,862,194.56

Account number: [redacted]
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$123.89
Average collected balance	$4,862,194.56
Annual percentage yield earned	0.03%
Interest earned this statement period	$123.89
Interest paid this year	$930.00

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
12/30	Interest Payment	123.89		4,862,318.45
Ending balance on 12/31				**4,862,318.45**
Totals		**$123.89**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 12/01/2016 - 12/31/2016	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Average collected balance	$500.00	$4,862,195.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

The Monthly service fee summary fee period ending date shown above includes a Saturday, Sunday, or holiday which are non-business days. Transactions occurring after the last business day of the month will be included in your next fee period.
YC/YC

Account transaction fees summary

Service charge description	*Units used*	*Units included*	*Excess units*	*Service charge per excess units ($)*	*Total service charge ($)*
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

163984

✔ IMPORTANT ACCOUNT INFORMATION

Amendment to our Funds Availability Policy

Good news! Effective April 5, 2017, we've updated our funds availability policy to remove the delay of funds by one additional business day for certain checks deposited at a Wells Fargo location in Alaska. This applies only if the check was drawn on or payable at or through a paying bank not located in Alaska. Other funds availability policies are still in effect. Please see our Consumer Account Agreement for additional funds availability policies and details.

Periodically, we may evaluate the timing of statements, monthly service fee assessment and interest payments to your accounts. We may adjust the timing in order to align your statement, monthly service fee assessment (if any) and interest payment dates with one another. You may receive a partial statement that reflects activity and interest payments from the last statement date to the date of

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$631.32	$3,000.00	-$2,625.00	$1,006.32

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/15	3,000.00	Online Transfer Ref #Bb033Ph8Gn From 6198288265 on 12/15/2016 0642 PM
		$3,000.00	**Total electronic deposits/bank credits**
		$3,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	
1070	2,625.00	12/23	
	$2,625.00		**Total checks paid**
	$2,625.00		**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	631.32	12/15	3,631.32	12/23	1,006.32

Average daily ledger balance **$1,514.38**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■ Page 1 of 1

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$499,043.75	$0.00	$0.00	$499,043.75

Daily ledger balance summary

Date	*Balance*
11/30	499,043.75

Average daily ledger balance **$499,043.75**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$882.08	$3,000.00	-$2,625.00	$1,257.08

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/15	3,000.00	Online Transfer Ref #Bb033Ph8Xn From 6198288265 on 12/15/2016 0643 PM
		$3,000.00	**Total electronic deposits/bank credits**
		$3,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
3444	2,625.00	12/23

$2,625.00	**Total checks paid**
$2,625.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	882.08	12/15	3,882.08	12/23	1,257.08

Average daily ledger balance **$1,765.14**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
11/30	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

(163)
Sheet Seq = 0009661

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
11/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
11/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$26,515.90	$0.00	-$10,266.45	$16,249.45

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/01	423.08	Principal Peris Plic-Peris 4-5899300000777 Wells Fargo Payroll
	12/06	4,277.88	WT Fed#09737 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16120609343089 Trn#161206106095 Rfb# 000000753
	12/07	23.79	Vsp Payment Ebillpymts 161206 1463180 Midway Services Compan
	12/13	38.46	Rocky Mtn Res Cu Plan Fundi 161213 Rmrmwg Midway Services Comp
	12/13	423.08	Principal Peris Plic-Peris 4-5899300000209 Wells Fargo Payroll
	12/20	4,562.33	WT Fed#04197 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16122009340970 Trn#161220138470 Rfb# 000000755
	12/20	56.25	Rocky Mtn Res Op Client Fee 161220 Rmrmwg Midway Services Comp
	12/28	423.08	Principal Peris Plic-Peris 4-5899300000471 Wells Fargo Payroll
	12/29	38.50	Rocky Mtn Res Cu Plan Fundi 161229 Rmrmwg Midway Services Comp
		$10,266.45	**Total electronic debits/bank debits**
		$10,266.45	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	26,515.90	12/07	21,791.15	12/28	16,287.95
12/01	26,092.82	12/13	21,329.61	12/29	16,249.45
12/06	21,814.94	12/20	16,711.03		

Average daily ledger balance **$20,356.70**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
11/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
11/30	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$0.00	$0.00	$0.00	$0.00

Daily ledger balance summary

Date	*Balance*
11/30	0.00

Average daily ledger balance **$0.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ December 1, 2016 - December 31, 2016 ■ Page 1 of 1

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$2,648.99	$59,331.03	$0.00	$61,980.02

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	12/14	37,514.24	Deposit Made In A Branch/Store
	12/30	21,816.79	Deposit Made In A Branch/Store
		$59,331.03	**Total electronic deposits/bank credits**
		$59,331.03	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
11/30	2,648.99	12/14	40,163.23	12/30	61,980.02

Average daily ledger balance **$25,838.98**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	[redacted]	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	12/31/2016	

Balance per Bank Statement	19,789.06
Add Pending Deposits	.00
Less Outstanding Checks	1,825.93-
	17,963.13
Balance per General Ledger	17,963.13
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Computershare	12/16/2016	00000957	1,021.06-
Borden Ladner Gervais	12/22/2016	00000958	804.87-
			1,825.93-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number [redacted] 2.10118

Account Description Wells Fargo Savings (USD)

Period Ending 12/31/2016

Balance per Bank Statement	4,862,318.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,318.45
Balance per General Ledger	4,862,318.45
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	[redacted]	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	4,862,318.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,318.45
Balance per General Ledger	4,862,318.45
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	[redacted]	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	1,006.32
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,006.32
Balance per General Ledger	1,006.32
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	[redacted]	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	499,043.75
Add Pending Deposits	.00
Less Outstanding Checks	.00
	499,043.75
Balance per General Ledger	499,043.75
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	[redacted]	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	1,257.08
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,257.08
Balance per General Ledger	1,257.08
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	[redacted]	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number [redacted] 14.10112

Account Description Wells Fargo (USD)

Period Ending 12/31/2016

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	[redacted]	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	[redacted]	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	16,249.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	16,249.45
Balance per General Ledger	16,249.45
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number [redacted] 17.10112

Account Description Wells Fargo (USD)

Period Ending 12/31/2016

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary		
Account Number	[redacted]	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary		
Account Number	[redacted]	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	[redacted]	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	12/31/2016	

Balance per Bank Statement	61,980.02
Add Pending Deposits	.00
Less Outstanding Checks	.00
	61,980.02
Balance per General Ledger	61,980.02
Variance	.00